EXHIBIT 10.1

SPONSOR WARRANT PURCHASE AGREEMENT

This SPONSOR WARRANT PURCHASE AGREEMENT, dated as of [                ], 2008 (this “Agreement”), is entered into by and between Mistral Acquisition Company, a Delaware corporation (the “Company”), and Mistral SPAC Holdings, LLC and Ramius SPAC Holdings, LLC, each a Delaware limited liability company (each, a “Sponsor” and together, the “Sponsors”), and Mr. Steven J. Heyer (“Heyer”). Each of the Sponsors and Heyer are sometimes referred to herein as a “Purchaser” and are collectively referred to herein as the “Purchasers.”

WHEREAS, the Company has filed a registration statement (the “Registration Statement”) on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “Initial Public Offering”) of 30,000,000 units (“Units”), each consisting of one share of common stock of the Company, par value $0.001 per share (“Common Stock”), and one warrant to purchase one additional share of Common Stock for $7.00 (a “Warrant”), subject to the terms and conditions set forth in the Registration Statement; and

WHEREAS, the Company desires to issue and sell, and the Purchasers desire to purchase, an aggregate of 9,000,000 Warrants in a private placement to occur immediately prior to the consummation of the Initial Public Offering;

NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:

1. Purchase and Sale of the Sponsor Warrants. Subject to and immediately prior to the consummation of the Initial Public Offering, the Company shall issue and sell to the Purchasers, and the Purchasers shall, severally and not jointly, purchase from the Company, an aggregate of 9,000,000 Warrants (the “Sponsor Warrants”) at a purchase price of $1.00 per Sponsor Warrant for an aggregate purchase price of $9,000,000 (the “Purchase Price”). Each Sponsor Warrant shall entitle the holder thereof to purchase one share of Common Stock at an exercise price per share equal to $7.00, in accordance with the terms of the Sponsor Warrants as set forth in the Warrant Agreement dated as of [ ], 2008 (the “Warrant Agreement”) between the Company and Continental Stock Transfer & Trust Company, as warrant agent. Each Purchaser shall purchase the number of Sponsor Warrants and pay the portion of the Purchase Price set forth opposite such Purchaser’s name on Exhibit A hereto.

2. Closing of Purchase and Sale. The closing of the purchase and sale of the Sponsor Warrants hereunder, including payment for and delivery of the Sponsor Warrants, shall take place at the offices of the Company or the Company’s legal counsel immediately prior to, and shall be subject to, the consummation of the Initial Public Offering. At the closing, the Company shall deliver to each of the Purchasers a certificate evidencing the Sponsor Warrants, substantially in the form attached as an exhibit to the Warrant Agreement, registered in each Purchaser’s name, upon the payment of the aggregate Purchase Price therefor in immediately available funds by delivery of a cashiers check or by wire transfer to an account designated by the Company.

3. Registration Rights. At the time of the closing of the Initial Public Offering, the Company and the Purchasers shall enter into a registration rights agreement pursuant to which the Company will grant certain registration rights to the Purchasers relating to the Sponsor Warrants and the Common Stock issuable upon exercise of the Sponsor Warrants.

4. Company Representations and Warranties. In connection with the issuance and sale of the Sponsor Warrants, the Company hereby represents and warrants to each of the Purchasers the following:

(a) Organization and Corporate Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) Authorization; No Breach. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement, the Warrant Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been or will be duly and validly taken as of the closing date of this Agreement and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Warrant Agreement, and upon issuance in accordance with, and payment pursuant to, the terms of the Warrant Agreement and this Agreement, the Sponsor Warrants, constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms as of the closing date under this Agreement, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The issuance and sale by the Company of the Sponsor Warrants does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

(c) Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Common Stock issuable upon exercise of the Sponsor Warrants will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, the Sponsor will have good title to the Sponsor Warrants and the Common Stock issuable upon exercise of such Sponsor Warrants, free and clear of all liens, claims and encumbrances of any kind, other than transfer restrictions hereunder and under the Warrant Agreement and other agreements contemplated hereby.

5. Purchasers’ Representations and Warranties. In connection with the purchase of the Sponsor Warrants, each Purchaser hereby represents and warrants to the Company with respect solely to itself and not with respect to any other Purchaser the following:

(a) Investment Representations.

(i) Such Purchaser is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Sponsor Warrants. Such Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Such Purchaser understands that his investment in the Sponsor Warrants involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as they have considered necessary to make an informed investment decision with respect to his acquisition of the Sponsor Warrants. Such Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Sponsor Warrants, and is able to bear the economic risk of an investment in the Sponsor Warrants in the amount contemplated hereunder. Such Purchaser understands that there presently is no public market for the Sponsor Warrants and none is anticipated to develop in the foreseeable future. Such Purchaser can afford a complete loss of its investment in the Sponsor Warrants. Such Purchaser is purchasing the Sponsor Warrants for investment for his own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) Such Purchaser understands that the Sponsor Warrants have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and his compliance with, the representations and warranties and agreement of such Purchaser set forth herein to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Sponsor Warrants, including, but not limited to, the bona fide nature of his investment intent as expressed herein.

(iii) Such Purchaser further acknowledges and understands that the Sponsor Warrants must be held indefinitely unless the Sponsor Warrants are subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser understands that the certificates evidencing the Sponsor Warrants will be imprinted with a legend that prohibits the transfer of the Sponsor Warrants unless the Sponsor Warrants are registered or such registration is not required in the opinion of counsel for the Company.

(iv) Such Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(v) Such Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

(vi) Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Sponsor Warrants or the fairness or suitability of the investment in the Sponsor Warrants, nor have such authorities passed upon or endorsed the merits of the offering of the Sponsor Warrants.

(b) Organization and Corporate Power. The Sponsors are limited liability companies duly organized, validly existing and in good standing under the laws of the State of Delaware. The Sponsors have all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

(c) Authorization; No Breach. All limited liability company action necessary to be taken by the Sponsors to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Sponsors in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Sponsors. This Agreement constitutes the valid, binding and enforceable obligation of such Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The purchase by such Purchaser of the Sponsor Warrants does not conflict with the organizational documents of the Sponsors or with any material contract by which the Sponsors or its property or Heyer is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to such Purchaser or such Purchaser’s property.

6. Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive the closing date of the purchase and sale of the Sponsor Warrants.

7. Waiver and Indemnification. Each Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) or the other underwriters in the Initial Public Offering with respect to their purchase of the Sponsor Warrants, and each Purchaser agrees to indemnify and hold the Company, Merrill and the other underwriters in the Initial Public Offering harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or such underwriters by such Purchaser of the Sponsor Warrants or his transferees, heirs, assigns or any subsequent holders of the Sponsor Warrants with respect to the purchase of the Sponsor Warrants; provided, however, the Purchasers are not obligated to indemnify or hold the Company harmless from and against any losses, damages or expenses which may be sustained or suffered by any of the Purchasers arising out of or based upon a breach by the Company of any of the representations, warranties and covenants contained in this Agreement.

8. Transfer and Redemption Restrictions.

(a) Transfer Restrictions. The Purchasers hereby acknowledge and agree to be bound by the transfer restrictions set forth in the Warrant Agreement.

(b) Redemption. Each of the Company and the Purchasers hereby acknowledge and agree that, notwithstanding a call for redemption of the Sponsor Warrants by the Company in accordance with the terms of the Warrant Agreement, no Sponsor Warrants held by the Purchasers or any of their Permitted Transferees (as defined in the Warrant Agreement) at the time of such call for redemption shall be redeemable by the Company.

9. Legends.

(a) The certificates evidencing the Sponsor Warrants and their underlying shares will include the legend set forth in the Warrant Agreement.

(b) By accepting the certificates bearing the aforesaid legend, each of the Purchasers agrees, prior to any permitted transfer of the Sponsor Warrants or their underlying shares, to give written notice to the Company expressing its desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and each of the Purchasers agrees not to make any disposition of all or any portion of such securities unless and until:

(1) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the securities sold pursuant to such registration statement shall be removed; or

(2) if reasonably requested by the Company, (i) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act or applicable state securities laws, (ii) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (iii) the Company shall have received an agreement by such transferee to the restrictions contained in the legends referred to in Section 9(a) hereof. Notwithstanding the foregoing, each of the Purchasers also understands and acknowledges that the transfer and exercise, as the case may be, of the Sponsor Warrants is subject to the specific conditions to such transfer or exercise as outlined herein and in the Warrant Agreement, as to which each of the Purchasers specifically assents by its execution hereof.

(c) The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with applicable federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement and the Warrant Agreement.

10. Miscellaneous.

(a) Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

(b) Further Execution. The parties agree to take all such further action as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the Sponsor Warrants that are the subject of this Agreement.

(c) Amendments. This Agreement may not be amended, modified or waived, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

(d) Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

(e) Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

(f) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

COMPANY:

MISTRAL ACQUISITION COMPANY

By:
Name:
Title:

PURCHASERS:

MISTRAL SPAC HOLDINGS, LLC

By:
Name:
Title:	Member

RAMIUS SPAC HOLDINGS, LLC

By:
Name:
Title:	Member

STEVEN J. HEYER

Exhibit A

Name of Purchaser	Number of Warrants	Purchase Price
Steven J. Heyer	[ ]	[ ]

Ramius SPAC Holdings, LLC	[ ]	[ ]

Mistral SPAC Holdings, LLC	[ ]	[ ]